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For Immediate Release                                               Exhibit 99.1



  AMEDISYS SCHEDULES CONFERENCE CALL TO DISCUSS THIRD QUARTER OPERATING RESULTS

BATON ROUGE, Louisiana (October 31, 2001) - Amedisys, Inc. (OTC BB: "AMED"), one of America's leading home health nursing companies, today announced that it plans to release its operating results for the quarter ended September 30, 2001 on Monday, November 5, 2001. The Company will also host a conference call with the investment community at 11:00 a.m. EST the same day.

TO PARTICIPATE IN THE CONFERENCE CALL, PLEASE DIAL 800-388-8975 A FEW MINUTES BEFORE 11:00 A.M. EST ON NOVEMBER 5, 2001. A REPLAY OF THE CONFERENCE CALL WILL BE AVAILABLE UNTIL NOVEMBER 12, 2001, BY DIALING 800-428-6051. THE ACCESS CODE IS #215516 FOR THE REPLAY.

Amedisys, Inc. is a leading multi-regional provider of home health nursing services and is headquartered in Baton Rouge, Louisiana. Its common stock trades on the OTC Bulletin Board under the symbol "AMED".

This press release includes statements that may constitute "forward-looking" statements, usually containing the words "believe", "estimate", "project", "expect" or similar expressions. Forward-looking statements inherently involve risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. Factors that would cause or contribute to such differences include, but are not limited to, continued acceptance of the Company's products and services in the marketplace, competitive factors, changes in government reimbursement procedures, dependence upon third-party vendors, and other risks discussed in the Company's periodic filings with the Securities and Exchange Commission. By making these forward-looking statements, the Company undertakes no obligation to update these statements for revisions or changes after the date of this release.

    Additional information on this Company can be found on the World Wide Web

                             http://www.amedisys.com

                    For further information, please contact:

             John Joffrion, Senior Vice President at (225) 292-2031
                                       or
   RJ Falkner & Company, Inc., Investor Relations Counsel at (800) 377-9893 or
                                   via e-mail

                              at info@rjfalkner.com